Gain on Sale of Assets	12 Months Ended
Dec. 31, 2015
Gain On Sale of Assets [Abstract]
Gain on Sale of Assets
Gain on Sale of Assets
CPG recognizes gains on conveyances of mineral rights positions into earnings as any obligation associated with conveyance is satisfied. For the years ended December 31, 2015, 2014 and 2013, gains on conveyances amounted to $52.3 million, $34.5 million and $7.3 million, respectively, and are included in "Gain on sale of assets and impairment, net" on the Statements of Consolidated and Combined Operations. Included in the gains on conveyances is a cash bonus payment of $35.8 million received by CEVCO from CNX Gas Company LLC during the year ended December 31, 2015, for the lease of Utica Shale and Upper Devonian gas rights in Greene and Washington Counties in Pennsylvania and Marshall and Ohio Counties in West Virginia. As of December 31, 2015 and 2014, deferred gains of approximately $8.1 million and $19.6 million, respectively, were deferred pending performance of future obligations and recorded in "Deferred revenue" on the Consolidated Balance Sheets.
In 2013, Columbia Gas Transmission sold storage base gas. The difference between the sale proceeds and amounts capitalized to Property, plant and equipment resulted in a gain of $11.1 million.